Commitments (Tables)	12 Months Ended
Dec. 31, 2022
As of December 31, 2022, the Company has the following payment commitments with respect to consulting and other contractual obligations:

As of December 31, 2022, the Company has the following payment commitments with respect to consulting and other contractual obligations:

Not later than one year	$745,000
Later than one year and not later than five years	863,000
$1,608,000

Further, the Company is subject to capital commitments pursuant to its investments in AIG Canada and AIG USA, see Note 8, as well as Surge eSports LLC which is being established under a similar structure. If the Company fails to make any capital contributions, as required, it may be subject to certain actions including the loss of rights or a reduction in equity ownership in order to satisfy the capital contribution requirements.